Equity-Settleable Convertible Notes (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of detailed information about borrowings [abstract]
Schedule of Convertible Notes

The Convertible Notes represent financial instruments that include a debt host accounted for at amortized cost, and a conversion option and a redemption option derivative, which are separated from the debt host and accounted for at fair value, with changes in fair value recorded in the statement of comprehensive loss. These derivatives are accounted for together as a single compound derivative when separated from the debt host.

13.
EQUITY-SETTLEABLE CONVERTIBLE NOTES (continued)

	Debt host	Convertible note derivative	Total
	$	$	$
Convertible notes
As at December 31, 2023	187,223	13,138	200,361
Gain on change in fair value of convertible notes derivative	-	(12,530)	(12,530)
Accrued Interest	25,134	-	25,134
Interest payment	(2,453)	-	(2,453)
Reclassification of short-term accrued interest to short-term liability	(2,075)	-	(2,075)
As at December 31, 2024	207,829	608	208,437
Loss on change in fair value of convertible notes derivative	-	2,416	2,416
Accrued Interest	27,837	-	27,837
Interest payment	(2,454)	-	(2,454)
Reclassification of short-term accrued interest to short-term liability	(2,075)	-	(2,075)
As at December 31, 2025	231,137	3,024	234,161

Summary of Significant Inputs Used in Valuation

The fair value of the derivative as at December 31, 2025, was estimated using a partial differential equation method with Monte Carlo simulation. The significant inputs used in the valuation were as follows:

Valuation input	Assumption
Share price	$5.58
Volatility	75%
Risk-free interest rate	3.48%
Expected dividend yield	0%
Credit spread	7.25%